SETTLEMENT AGREEMENT AND RELEASE

This Settlement Agreement and Release (the "Agreement") is made by and between Solbright Group, Inc. ("SBRT"), SRE Holdings, LLC ("SRE") and Patrick Hassell ("Hassell"). Collectively, SBRT and Hassell are referred to as the "Parties," and each is a "Party." The effective date of this Agreement is May 31, 2018.

WHEREAS, in connection with an asset purchase agreement dated May 1, 2017 (the "Asset Purchase Agreement") SRE is the holder of a 15% senior promissory note (the "Promissory Note" as attached) and Series A preferred stock (the "Preferred Shares") issued by SBRT;

WHEREAS, on May 1, 2017 SBRT and Hassell entered into an employment agreement (the "Employment Agreement" as attached);

NOW, THEREFORE, in return for good and valuable consideration, the receipt and sufficiency of which the Parties acknowledge, the Parties promise and agree as follows:

1) Promissory Note. SRE shall cancel the Promissory Note issued by SBRT in connection with the Asset Purchase Agreement in exchange for Five Thousand (5,000) shares of common stock of SBRT (the "Shares"). SRE shall accept the Shares as full payment for the principal and any accrued interest due in connection with the Promissory Note upon execution of the Agreement.
2) Preferred Stock. SBRT shall redeem 100% of the issued and outstanding Preferred Shares for consideration in the amount of One Hundred Dollars ($100.00). SRE shall deliver the certificates representing the shares, and an irrevocable stock power with a Medallion Guarantee to Brinen & Associates, LLC with instructions to transfer the Preferred Shares from SRE to SBRT's treasury upon execution of this Agreement.
3) Employment Agreement of Hassell. Hassell and SBRT mutually agree to amend the agreement as follows:

    a) Section 3.(a) shall be amended to "The Company shall pay to the Executive a salary at an annual rate of one hundred and twenty thousand dollars ($120,000) plus such increases, if any, as may be approved from time to time by the CEO."

    b) In addition, all unvested "Common Stock" and "Stock Options" as defined in Section 3.(c) of the Employment Agreement shall cease to vest as of the date of this Agreement.

4) Confidentiality. The Parties agree that they shall not disclose this Agreement or any of its terms or provisions, or the settlement negotiations resulting in this Agreement, directly or by implication, to any third party (other than their attorneys, brokers, underwriters, reinsurers, insureds and insurers) unless required by law or legal process or requested by compliance officers. Except as stated above, should any Party be required to release this information in response to a valid order by a court of competent jurisdiction or a governmental agency, such Party shall give the other Party reasonable advance written notice of such proposed release so that such other Party can respond to it. Any breach of this confidentiality clause shall be deemed a material breach, entitling the other Party to compensatory and other damages.

5) Entire Agreement. This Agreement, and all instruments and agreements executed in connection herewith, contain the entire agreement among the Parties with respect to the subject matter hereof. Any prior agreements, promises, negotiations or representations, either oral or written, relating to the subject matter of this Agreement and not expressly set forth herein, are of no force or effect.

6) Governing Law. This Agreement and any claims arising out of or relating to this Agreement and the underlying Note, whether in contract or tort, statutory or common law, shall be governed exclusively by, and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws.

7) Jurisdiction. THE PARTIES CONSENT THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT UNDER, ARISING OUT OF OR IN ANY MANNER RELATING TO THIS AGREEMENT, OR ANY OTHER INSTRUMENT OR DOCUMENT EXECUTED AND DELIVERED IN CONNECTION HEREWITH SHALL BE BROUGHT EXCLUSIVELY IN ANY COURT OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK. THE PARTIES, BY THE EXECUTION AND DELIVERY OF THIS AGREEMENT, EXPRESSLY AND IRREVOCABLY CONSENT AND SUBMIT TO THE PERSONAL JURISDICTION OF ANY OF SUCH COURTS IN ANY SUCH ACTION OR PROCEEDINGS. THE PARTIES AGREE THAT PERSONAL JURISDICTION OVER THEM MAY BE OBTAINED BY THE DELIVERY OF A SUMMONS BY PERSONAL DELIVERY OR OVERNIGHT COURIER AT THE ADDRESS PROVIDED IN SECTION 15 OF THIS AGREEMENT. ASSUMING DELIVERY OF THE SUMMONS IN ACCORDANCE WITH THIS PROVISION, THE PARTIES HEREBY EXPRESSLY AND IRREVOCABLY WAIVE ANY ALLEGED LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON-CONVENIENS OR ANY SIMILAR BASIS.

8) Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one

and the same instrument as and when signed by each of the undersigned. A copy of a Party's signature on this Agreement shall be acceptable in any action against that Party to enforce this Agreement. Facsimile or electronic copies of this Agreement shall be deemed for all purposes to have the same force and effect as the original hereof.

9) Modification. This Agreement may not be amended or modified except by written instrument signed by all Parties to this Agreement.

10) Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, successors, representatives and assigns, as may be applicable to each.

11) Severability. In the event that any term, provision, condition, or covenant contained in this Agreement shall be held to be void, invalid, or otherwise unenforceable by any court of competent jurisdiction, the same is hereby deemed to be severable from the remainder of this Agreement and its or their being held void, invalid, or otherwise unenforceable shall in no way affect the validity and enforceability of any other portion of this Agreement. If such term, provision, condition, or covenant of this Agreement shall be held void, invalid, or otherwise unforeseeable on account of its breadth, scope, and/or amount, it shall nonetheless be considered valid and enforceable in such breadth, scope, and/or amount as may be permitted by law.

12) Waiver and Amendment. No term, provision, condition, or covenant contained in this Agreement, nor any breach thereof, may be waived unless such waiver is in writing and signed by the Parties hereto. No amendment or modification of any term, provision, condition, or covenant of this Agreement shall be binding or otherwise enforceable unless in writing and signed by the Parties hereto at or prior to the time such amendment or modification is to take effect.

13) Authority to Execute Agreement. Any individual executing this Agreement on behalf of another individual, corporation, limited liability company, partnership, or other entity represents and warrants that he/she has full authority to do so and bind such other individual, corporation, limited liability company, partnership, or other entity.

14) Voluntary Execution Of Agreement. This Agreement is executed voluntarily and without any duress or undue influence on the part of any of the Parties hereto, with the full intent of releasing all claims. The Parties acknowledge that:

a) They have carefully read and understood this entire Agreement, know and understand the contents thereof, and have freely and voluntarily executed same;

b) They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice, or they have voluntarily declined to seek such counsel;

c) They understand the terms and consequences of this Agreement and of the releases it contains; and

d) They are fully aware of the legal and binding effect of this Agreement.

Solbright Group, Inc.

Terrence DeFranco Digitally signed by Terrence DeFranco Date: 2018.06.10 18:12:47 -04'00'

Name: Terrence DeFranco
Title: Chief Executive Officer

SRE Holdings, LLC

Patrick Hassell Digitally signed by Patrick Hassell DN: cn=Patrick Hassell, o=SolBright Renewable Energy, LLC, ou, email=phassell@solbrightre.com, c=US Date: 2018.06.10 15:41:42 -04'00'

Name: Patrick Hassell
Title: Manager

Patrick Hassell